SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                             -----------------------


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 12, 1997


                           SPARTA SURGICAL CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                   1-11047                     22-2870438
  (State or other juris-           (Commission                 (I.R.S. Employer
   diction of incorporation)        File Number)                ID. Number)


                              Bernal Corporate Park
                 7068 Koll Center Parkway, Pleasanton, CA 94566
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (510)417-8812 not applicable
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

     On March 12, 1997, the Registrant settled an arbitration action initiated by Tecnol Medical Products, Inc. ("Tecnol") before the American Arbitration Association in San Francisco, California, Case No. 74Y 181 01129 allegedly involving claims arising out of Tecnol's purchase of the Registrant's medical product line by Tecnol in December 1995. Under the settlement agreement Tecnol agreed to pay to Sparta $575,000 in consideration of the cancellation by the Registrant of a $665,000 note due from Tecnol and the dismissal with prejudice of the arbitration action by both parties.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SPARTA SURGICAL CORPORATION
                                                   (Registrant)

                                                   By: Thomas F. Reiner
                                                   Thomas F. Reiner, Chairman of
                                                   the Board, President & CEO


Dated: March 25, 1997